                                                               HECO Exhibit 10.1
                                                               -----------------
                                                               EXHIBIT A
                                                               PAGE 1 OF 7

                  AMENDMENT NO. 4 TO POWER PURCHASE AGREEMENT

                                    BETWEEN

                        HAWAIIAN ELECTRIC COMPANY, INC.

                                      AND

                            KALAELOA PARTNERS, L.P.

          This Amendment No. 4 to Power Purchase Agreement ("Amendment") is made and entered into as of October 1, 1999 by and between HAWAIIAN ELECTRIC COMPANY, INC., a Hawaii corporation ("HECO"), and KALAELOA PARTNERS, L.P., a Delaware limited partnership ("Kalaeloa").

Recitals:

               (a) HECO and Kalaeloa entered into a Power Purchase Agreement, dated as of October 14, 1988, as amended and clarified by (i) Amendment No. 1 to Power Purchase Agreement dated as of June 15, 1989, (ii) Restated and Amended Amendment No. 2 to Power Purchase Agreement dated as of February 9, 1990, (iii) Amendment No. 3 to Power Purchase Agreement dated as of December 10, 1991, and (iv) Agreement to Clarify and Interpret dated as of March 31, 1997 (as so amended and clarified, the "Power Purchase Agreement"), which provides for, among other things, the sale by Kalaeloa and the purchase by HECO of electric energy and capacity from Kalaeloa's combined cycle oil-fired cogeneration facility located at Barbers Point, Oahu, Hawaii.

               (b) The general partner of Kalaeloa, ABB Hawaiian Cogeneration Inc., a Delaware corporation ("ABB Hawaiian"), has agreed to sell its general partner partnership interest in Kalaeloa to PSEG Kalaeloa Inc., a Delaware corporation formerly known as CEA Kalaeloa, Inc. ("PKI") pursuant to a Purchase Agreement dated February 28, 1997 by and among ABB Hawaiian, New Hawaiian Cogeneration Inc., a Delaware corporation, PKI, and Kalaeloa Investment Partners, L.P., a Delaware limited partnership, as amended by a letter agreement dated April 30, 1997 and a letter agreement dated as of October 1, 1999 (the "Purchase Agreement").

               (c) PKI is indirectly wholly-owned by PSEG Global Inc., a New Jersey corporation formerly known as Community Energy Alternatives Incorporated, which in turn is wholly-

                                                                       EXHIBIT A
                                                                     PAGE 2 OF 7

  owned by PSEG Energy Holdings Inc., a New Jersey corporation formerly known as Enterprise Diversified Holdings Incorporated.

               (d) Kalaeloa and HECO desire to amend the Power Purchase Agreement in connection with the transfer of the general partnership interest in Kalaeloa from ABB Hawaiian to PKI.


Agreements:

          NOW, THEREFORE, in consideration of the premises and mutual agreements and covenants contained in this Amendment and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree that the Power Purchase Agreement is hereby amended further as follows:

               1. Definitions. Capitalized terms used but not defined in this Amendment have the respective meanings given to them in the Power Purchase Agreement.

               2.   Regarding Article I. The definition in Section 1.1 of
     Article I of the Power Purchase Agreement is amended to read as follows:

              1.1 ABB - ABB Power Generation Inc., or any successor corporation thereto.

               3. Regarding Section 2.1(A). The second sentence of Section 2.1(A) is amended to read as follows:

          As General Partner of KALAELOA, PSEG Kalaeloa Inc. will have the exclusive authority and full discretion to manage the business of KALAELOA in accordance with the Kalaeloa Partners, L.P., Partnership Agreement.

               4. New General Partner. All references in the body of the Power Purchase Agreement (excluding recitals) to "ABB Hawaiian Cogeneration Inc." are deleted, and substituted with "PSEG Kalaeloa Inc.", except as set forth in
  Section 7 of this Amendment.

               5. Regarding Section 3.2M. The third sentence of Section 3.2M is amended to read as follows:

          The General Partner of KALAELOA shall, at HECO's request, make available to HECO for direct consultation and communication the executive officer of PSEG Global

                                                                       EXHIBIT A
                                                                     PAGE 3 OF 7

          Inc. who has the highest direct responsibility and authority concerning the business of the General Partner.

               6. Regarding Section 7.1A(8)(b). Section 7.1A(8)(b) of the Power Purchase Agreement is amended to read as follows:

                         (b) Without the prior written consent of HECO, such consent not to be unreasonably withheld, PSEG Kalaeloa Inc. is no longer controlled by PSEG Energy Holdings Inc. Effective control for purposes of this Section 7.1A(8) shall mean voting control;

               7. Regarding Section 10.1. Section 10.1 of the Power Purchase Agreement is amended to read as follows:

                    HECO shall have the right (a) throughout the Term and for a period of three (3) years following the end of the Term as extended, upon reasonable prior notice, to audit the books and records of KALAELOA and PSEG Kalaeloa Inc., and (b) for a period of four (4) years after ceasing to be a general partner of KALAELOA, to audit the books and records of ABB Hawaiian Cogeneration Inc, in each case to the extent necessary to verify the basis for any claim by KALAELOA for payments from HECO or to determine KALAELOA's compliance with the terms of this Agreement. HECO shall not have the right to audit other financial records of KALAELOA, PSEG Kalaeloa Inc., or ABB Hawaiian Cogeneration Inc. KALAELOA shall make such records available at its office in Kapolei, Hawaii, during normal business hours. PSEG Kalaeloa Inc. and ABB Hawaiian Cogeneration Inc. shall make such records available at their respective principal business offices during normal business hours. HECO shall pay the reasonable costs of KALAELOA, PSEG Kalaeloa Inc., or ABB Hawaiian Cogeneration Inc. for such audits, including allocated overhead.

               8. Regarding Section 23.2. Notice address to Kalaeloa is deleted and the following address is substituted therefor:

                    KALAELOA       Kalaeloa Partners, L.P.
                                   Cogeneration Plant
                                   91-111 Kalaeloa Blvd.
                                   Kapolei, Hawaii  96707

                                                                       EXHIBIT A
                                                                     PAGE 4 OF 7

               9. Other Terms Unchanged. All of the terms and conditions of the Power Purchase Agreement which are not altered, amended or replaced by the provisions of this Amendment shall remain in full force and effect. In the event that a conflict arises between the Power Purchase Agreement and this Amendment, this Amendment shall prevail, but the respective documents shall be interpreted to be in harmony with each other where possible.

               10. Entire Agreement. This Amendment and the Power Purchase Agreement, as amended herein, embody the whole agreement and understanding of the parties as to matters described herein and supersede and nullify all prior agreements, arrangements and understandings related to the subject matter of this Amendment; provided, however, that:

                         (a)  Nothing in this Section 10 shall cause the Power
Purchase Agreement to be invalid or unenforceable against HECO or Kalaeloa on the basis of regulatory action concerning this Amendment, and

                         (b)  Other than as provided in Section 11, neither HECO
nor Kalaeloa shall make any claim, directly or indirectly, in any form that this Amendment is invalid or unenforceable on the basis of, or in reliance in any way upon, any regulatory action concerning this Amendment.

               11. Effective Date. Each provision of this Amendment shall become effective upon (a) such provision being (i) approved by the Hawaii Public Utilities Commission ("PUC"), and (ii) consented to by ING (U.S.) Capital LLC, as Agent for the Lenders under the Amended and Restated Loan and Note Purchase Agreement, dated as of December 10, 1991, and (b) transfer of ABB Hawaiian's general partner partnership interest in Kalaeloa to PKI pursuant to the Purchase Agreement. Should the PUC not approve this Amendment by March 31, 2000, this Amendment shall be null and void ab initio. After receipt by HECO of a complete set of closing documents for the transactions contemplated herein, HECO will, within a commercially reasonable time, file with the PUC a request for its approval.

                                                                       EXHIBIT A
                                                                     PAGE 5 OF 7

          IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly-authorized officers as of the date first stated above.

HAWAIIAN ELECTRIC COMPANY, INC.              KALAELOA PARTNERS, L.P.


                                             By ABB Hawaiian Cogeneration Inc.,
                                                Its general partner
By    /s/ Thomas F. Joaquin
  -------------------------------------
  Its Vice President - Power Supply

By    /s/ Paul Oyer                             By______________________________
  -------------------------------------           Its
  Its Financial Vice President &
      Treasurer

                                    CONSENT

          PSEG KALAELOA,INC., a Delaware corporation formerly known as CEA Kalaeloa, Inc., consents to the foregoing Amendment No. 4 to Power Purchase Agreement, and agrees that upon becoming the general partner of Kalaeloa Partners, L.P., it shall be bound thereby.

                                             PSEG KALAELOA INC.


                                             By_________________________________
                                               Its

                                                                       EXHIBIT A
                                                                     PAGE 6 OF 7

          IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly-authorized officers as of the date first stated above.

HAWAIIAN ELECTRIC COMPANY, INC.              KALAELOA PARTNERS, L.P.


                                             By ABB Hawaiian Cogeneration Inc.,
                                                Its general partner
By_____________________________________
  Its

By_____________________________________         By  /s/ Lynn D. Dorsey
  Its                                             ------------------------------
                                                  Its President


                                    CONSENT

          PSEG KALAELOA,INC., a Delaware corporation formerly known as CEA Kalaeloa, Inc., consents to the foregoing Amendment No. 4 to Power Purchase Agreement, and agrees that upon becoming the general partner of Kalaeloa Partners, L.P., it shall be bound thereby.


                                             PSEG KALAELOA INC.


                                             By_________________________________
                                               Its

                                                                       EXHIBIT A
                                                                     PAGE 7 OF 7

          IN WITNESS WHEREOF, the parties have executed this Amendment by their respective duly-authorized officers as of the date first stated above.

HAWAIIAN ELECTRIC COMPANY, INC.              KALAELOA PARTNERS, L.P.


                                             By ABB Hawaiian Cogeneration Inc.,
                                                Its general partner
By_____________________________________
  Its

By_____________________________________         By______________________________
  Its                                             Its


                                    CONSENT

          PSEG KALAELOA,INC., a Delaware corporation formerly known as CEA Kalaeloa, Inc., consents to the foregoing Amendment No. 4 to Power Purchase Agreement, and agrees that upon becoming the general partner of Kalaeloa Partners, L.P., it shall be bound thereby.


                                             PSEG KALAELOA INC.


                                             By  /s/ Jeffrey W. Moore
                                               ---------------------------------
                                               Its Vice President